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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): January 30, 2002



                                BRIGHTPOINT, INC.
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             (Exact name of Registrant as specified in its charter)




          DELAWARE                     0-23494                  35-1778566
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(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)



600 East 96th Street, Suite 575, Indianapolis, Indiana                46240
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code: (317) 805-4100
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(Former name or former address, if changed since last report)



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Item 5. Other Information

          The Master Services Agreement between Brightpoint North America L.P. ("BPNALP") and Qwest Business Resources, Inc. ("Qwest") described in the Form 8-K of Brightpoint, Inc. (the "Company") filed on July 24, 2001 has been terminated. Services were provided by BPNALP under this agreement only during the fourth quarter of 2001 and were not material to the Company's revenue and income from operations. Qwest and BPNALP are attempting to resolve certain disputes relating to the termination. While the ultimate liability the Company may incur as a result of the dispute cannot currently be determined, the Company believes that any outcome will not have a material adverse effect on its financial position.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

(a)-(b) Not Applicable

(c) Exhibits

99.1    Cautionary Statements






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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               BRIGHTPOINT, INC.
                               (Registrant)

                               By: /s/ Steven E. Fivel
                                   ---------------------------------------------
                                   Steven E. Fivel
                                   Executive Vice President and General Counsel


Date: February 14, 2002








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